EXECUTION VERSION
AMENDMENT NO. 2 (this “Amendment”) dated as of May 6, 2010 to the Guarantee and Collateral Agreement dated as of July 1, 2004 (as amended by the First Amendment to Guarantee and Collateral Agreement and Reaffirmation and Assumption Agreement dated as of April 7, 2009, as amended, the “Guarantee and Collateral Agreement”), among HOLLY CORPORATION, a Delaware corporation (“Borrower”), each Subsidiary of the Borrower from time to time party thereto (each such Subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors and the Borrower are referred to collectively herein as the “Loan Parties”) and BANK OF AMERICA, N.A. (together with its affiliates, “Bank of America”), as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined therein).
     A. Reference is made to the Second Amended and Restated Credit Agreement dated as of April 7, 2009 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (the “Lenders”) and the Administrative Agent.
     B. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement or, if not defined therein, in the Guarantee and Collateral Agreement.
     C. The Loan Parties have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and other extensions of credit. The Loan Parties, certain of the Lenders and the Administrative Agent contemplate entering into a First Amendment to Second Amended and Restated Credit Agreement, dated as of May 6, 2010 (the “Credit Agreement Amendment”), which provides for the entry into this Amendment. In order to induce such parties to enter into the Credit Agreement Amendment, the Administrative Agent and the Loan Parties agree as follows:
     SECTION 1. Section 2.1(a) of the Guarantee and Collateral Agreement is hereby amended and restated in its entirety to read as follows:
     “Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, Guarantees to the Administrative Agent, for the ratable benefit of the Secured Parties and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by each of the Loan Parties when due (whether at the stated maturity, by acceleration or otherwise) of the Borrower Obligations.”
     SECTION 2. Each Loan Party party hereto represents and warrants to the Administrative Agent that:

     (a) This Amendment has been duly authorized, executed and delivered by it, and each of this Amendment and the Guarantee and Collateral Agreement, as amended hereby, constitutes a legal, valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
     (b) The representations and warranties set forth in Section 4 of the Guarantee and Collateral Agreement are true and correct (or true and correct in all material respects, in the case of any such representation or warranty that is not qualified as to materiality) on and as of the Amendment Effective Date (as defined below) after giving effect to this Amendment (except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date).
     SECTION 3. This Amendment shall become effective as of the date (the “Amendment Effective Date”) that the following conditions are satisfied:
     (a) The Administrative Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of each Loan Party and the Administrative Agent; and
     (b) The Credit Agreement Amendment is effective.
     SECTION 4. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile transmission or PDF shall be as effective as delivery of a manually signed counterpart of this Amendment.
     SECTION 5. Except as expressly amended hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.
     SECTION 6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
     SECTION 7. In case any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

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     SECTION 8. All communications and notices hereunder shall (except as otherwise expressly permitted by the Guarantee and Collateral Agreement) be in writing and given as provided in Section 10.02 of the Credit Agreement.
     SECTION 9. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, other charges and disbursements of counsel for the Administrative Agent.
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     IN WITNESS WHEREOF, the Loan Parties and the Administrative Agent have duly executed this Amendment as of the day and year first above written.

BORROWER: HOLLY CORPORATION, a Delaware corporation, as Borrower
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

BLACK EAGLE, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLYMARKS, LLC
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

HOLLY PAYROLL SERVICES, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY PETROLEUM, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer
[Amendment No. 2 to Guarantee and Collateral Agreement]

HOLLY REALTY, LLC
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

HOLLY REFINING & MARKETING COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY REFINING & MARKETING — TULSA LLC (formerly known as Holly Refining & Marketing — MidCon, L.L.C.)
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

HOLLY REFINING & MARKETING COMPANY — WOODS CROSS
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY REFINING COMMUNICATIONS, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY TRUCKING, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer
[Amendment No. 2 to Guarantee and Collateral Agreement]

HOLLY UNEV PIPELINE COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY UTAH HOLDINGS, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HOLLY WESTERN ASPHALT COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HRM MONTANA F/K/A MONTANA REFINING COMPANY
By:	Black Eagle, Inc., partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

By:	Navajo Northern, Inc., partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

HRM REALTY, LLC
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer
[Amendment No. 2 to Guarantee and Collateral Agreement]

LEA REFINING COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

LOREFCO, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

MONTANA RETAIL CORPORATION
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO CRUDE OIL PURCHASING, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO HOLDINGS, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO NORTHERN, INC.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer
[Amendment No. 2 to Guarantee and Collateral Agreement]

NAVAJO PIPELINE CO., L.P.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO PIPELINE GP, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO PIPELINE LP, L.L.C.
By:	Navajo Holdings, Inc., its sole member

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO REFINING COMPANY, L.L.C. (Successor of merger with Navajo Refining Company, L.P.)
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NAVAJO REFINING GP, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer
[Amendment No. 2 to Guarantee and Collateral Agreement]

NAVAJO REFINING LP, L.L.C.
By:	Holly Corporation, its sole member

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Senior Vice President and Chief Financial Officer

NAVAJO WESTERN ASPHALT COMPANY
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

NK ASPHALT PARTNERS D/B/A HOLLY ASPHALT COMPANY
By:	Navajo Western Asphalt Company, partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

By:	Holly Western Asphalt Company, partner

By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer

WOODS CROSS REFINING COMPANY, L.L.C.
By:	/s/ Bruce R. Shaw
Bruce R. Shaw
Vice President and Chief Financial Officer
[Amendment No. 2 to Guarantee and Collateral Agreement]

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.
By:	/s/ Ronald E. McKaig
	Name:	Ronald E. McKaig
	Title:	Senior Vice President

[Amendment No. 2 to Guarantee and Collateral Agreement]